Exhibit 99.1

February 1, 2017

Tetra Tech Reports First Quarter 2017 Results

•                  Revenue of $669 million, up 19% year over year

•                  Backlog of $2.47 billion, up 34% year over year

•                  EPS $0.46; ongoing EPS $0.49, up 17% year over year

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK) today announced results for the first quarter ended January 1, 2017.

First Quarter Results

Revenue in the first quarter totaled $669 million, up 19% year over year.  For ongoing operations(1), revenue totaled $661 million, and revenue, net of subcontractor costs(2) (net revenue), was $488 million, up 22% and 18%, respectively, compared to the same period in fiscal 2016.  Operating income for the first quarter was $40 million, and on an ongoing basis totaled $43 million.  Earnings per share (EPS) were $0.46, and on an ongoing basis totaled $0.49, up 17% year over year.  Backlog of $2.47 billion was up 34% year over year.

Quarterly Dividend and Share Repurchase Program

On January 30, 2017, Tetra Tech’s Board of Directors declared a quarterly dividend of $0.09 per share payable on March 3, 2017 to stockholders of record as of February 17, 2017.  Additionally, the Company has $190 million remaining under the previously approved $200 million share repurchase program.

Comments on Results

Tetra Tech’s Chairman and CEO, Dan Batrack commented, “Tetra Tech started fiscal year 2017 with very strong results, exceeding our quarterly guidance for both net revenue and earnings.  Services across our core markets of water, environment, and infrastructure remain in high demand, and the initial priorities established by the new Administration represent additional opportunities for Tetra Tech in all areas of U.S. infrastructure.  Strong orders in our federal and state and local markets increased our backlog to a record $2.5 billion, providing a solid platform for growth as we enter the second quarter.”

Acquisition of Eco Logical Australia

Tetra Tech today is also announcing the acquisition of Eco Logical Australia, a multi-disciplinary consulting firm with over 160 staff that provide innovative, high-end environmental and ecological services.  Like Tetra Tech, Eco Logical has established a reputation of Leading with Science and has built a strong presence in the Australian environmental space.  Eco Logical advances Tetra Tech’s strategy to grow its environmental and water services in the Asia-Pacific region.  The terms of the acquisition have not been disclosed.

(1)         Refer to Reconciliation of Revenue and Operating Results table for a reconciliation to GAAP.

(2)         Tetra Tech’s revenue includes a significant amount of subcontractor costs and, therefore, the Company believes revenue, net of subcontractor costs, which is a non-GAAP financial measure, provides a valuable perspective on its business results.

Business Outlook

The following statements are based on current expectations.  These statements are forward-looking and the actual results could differ materially.  These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release.  The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects diluted EPS for the second quarter of fiscal 2017 to range from $0.42 to $0.47.  Net revenue for the second quarter is expected to range from $450 million to $480 million.  For fiscal 2017, Tetra Tech expects diluted EPS to range from $2.00 to $2.20 and net revenue to range from $2.0 billion to $2.1 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the first quarter 2017 results through a link posted on the Company’s website at tetratech.com on February 2, 2017 at 8:00 a.m. (PT).

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Reconciliation of Revenue and Operating Results

In thousands (except for EPS data)

	Three Months Ended
	Jan. 1, 2017	Dec. 27, 2015	% Y/Y

Revenue	$668,851	$560,708	19%
Subcontractor costs	(179,300)	(139,752)	—
Net revenue	$489,551	$420,956	16%

Revenue	$668,851	$560,708	19%
RCM	(8,231)	(20,826)	—
Ongoing revenue	$660,620	$539,882	22%

Net revenue	$489,551	$420,956	16%
RCM	(1,795)	(7,190)	—
Ongoing net revenue	$487,756	$413,766	18%

Operating income	$39,855	$32,930	21%
RCM	3,042	5,282	—
Earn-out	—	1,001	—
Ongoing operating income	$42,897	$39,213	9%

EPS	$0.46	$0.39	18%
RCM	0.03	0.05	—
Earn-out	—	0.01	—
Retroactive R&D tax credit	—	(0.03)	—
Ongoing EPS	$0.49	$0.42	17%

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About Tetra Tech

Tetra Tech is a leading provider of consulting and engineering services differentiated by Leading with Science in providing innovative technical solutions to our clients. We support global commercial and government clients focused on water, environment, infrastructure, resource management, energy, and international development.  With 16,000 associates worldwide, Tetra Tech provides clear solutions to complex problems.  For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements.  Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: continuing worldwide political and economic uncertainties; the new U.S. Administration’s potential changes to fiscal and tax policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; the interruption of systems and information technology; stock price volatility; and the ability to impede a business combination based on Delaware law and charter documents. Any projections in this release are based on limited

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information currently available to Tetra Tech, which is subject to change.  Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year.  Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release.

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 Tetra Tech, Inc.

 Condensed Consolidated Balance Sheets

 (unaudited - in thousands, except par value)

	January 1, 2017	October 2, 2016

Assets
Current Assets:
Cash and cash equivalents	$126,981	$160,459
Accounts receivable - net	750,784	714,336
Prepaid expenses and other current assets	53,740	46,262
Income taxes receivable	22,497	14,371
Total current assets	954,002	935,428

Property and equipment - net	63,302	67,827
Investments in and advances to unconsolidated joint ventures	1,964	2,064
Goodwill	709,739	717,988
Intangible assets - net	42,167	48,962
Deferred income taxes	1,016	630
Other long-term assets	28,233	27,880
Total Assets	$1,800,423	$1,800,779

Liabilities and Equity Current Liabilities:
Accounts payable	$136,165	$158,773
Accrued compensation	92,300	129,184
Billings in excess of costs on uncompleted contracts	112,695	88,223
Current portion of long-term debt	15,483	15,510
Current contingent earn-out liabilities	4,391	4,296
Other current liabilities	67,611	85,100
Total current liabilities	428,645	481,086

Deferred income taxes	63,470	60,348
Long-term debt	372,721	331,501
Long-term contingent earn-out liabilities	4,461	4,461
Other long-term liabilities	58,382	53,980

Commitments and contingencies

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at January 1, 2017 and October 2, 2016	—	—
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 57,219 and 57,042 shares at January 1, 2017 and October 2, 2016, respectively	572	570
Additional paid-in capital	257,417	260,340
Accumulated other comprehensive loss	(143,194)	(128,008)
Retained earnings	757,776	736,357
Tetra Tech stockholders’ equity	872,571	869,259
Noncontrolling interests	173	144
Total equity	872,744	869,403
Total Liabilities and Equity	$1,800,423	$1,800,779

 Tetra Tech, Inc.

 Condensed Consolidated Statements of Income

 (unaudited, in thousands, except per share data)

	THREE MONTHS ENDED
	January 1,	December 27,
	2017	2015

Revenue	$668,851	$560,708
Subcontractor costs	(179,300)	(139,752)
Other costs of revenue	(408,190)	(347,796)
Gross profit	81,361	73,160
Selling, general and administrative expenses	(41,506)	(39,229)
Contingent consideration - fair value adjustments	—	(1,001)
Operating income	39,855	32,930
Interest expense, net	(2,908)	(1,660)
Income before income tax expense	36,947	31,270
Income tax expense	(10,358)	(8,030)
Net income including noncontrolling interests	26,589	23,240
Net income from noncontrolling interests	(27)	(1)
Net income attributable to Tetra Tech	$26,562	$23,239

Earnings per share attributable to Tetra Tech:
Basic	$0.47	$0.39
Diluted	$0.46	$0.39

Weighted-average common shares outstanding:
Basic	57,099	59,058
Diluted	58,145	59,793

Cash dividends paid per share	$0.09	$0.08

TETRA TECH, INC

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	January 1,	December 27,
	2017	2015

Cash flows from operating activities:
Net income including noncontrolling interests	$26,589	$23,240

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	11,191	9,805
Equity in income of unconsolidated joint ventures	(1,030)	(202)
Distributions of earnings from unconsolidated joint ventures	1,114	205
Stock-based compensation	3,217	2,792
Excess tax benefits from stock-based compensation	—	(118)
Deferred income taxes	2,195	928
Provision for doubtful accounts	(1,128)	7,019
Fair value adjustments to contingent consideration	—	1,001
Gain on disposal of property and equipment	(118)	(176)

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(41,962)	30,415
Prepaid expenses and other assets	(7,392)	(8,648)
Accounts payable	(22,609)	(30,361)
Accrued compensation	(36,884)	(12,233)
Billings in excess of costs on uncompleted contracts	24,472	2,199
Other liabilities	(9,642)	(1,309)
Income taxes receivable/payable	(6,760)	(942)
Net cash (used in) provided by operating activities	(58,747)	23,615

Cash flows from investing activities:
Capital expenditures	(2,031)	(3,250)
Proceeds from sale of property and equipment	223	704
Net cash used in investing activities	(1,808)	(2,546)

Cash flows from financing activities:
Payments on long-term debt	(47,265)	(2,802)
Proceeds from borrowings	88,950	—
Payments of earn-out liabilities	—	(1,001)
Excess tax benefits from stock-based compensation	—	118
Repurchases of common stock	(10,000)	(25,000)
Dividends paid	(5,144)	(4,713)
Net proceeds from issuance of common stock	2,403	4,085
Net cash provided by (used in) financing activities	28,944	(29,313)

Effect of foreign exchange rate changes on cash	(1,867)	(1,994)

Net decrease in cash and cash equivalents	(33,478)	(10,238)
Cash and cash equivalents at beginning of period	160,459	135,326
Cash and cash equivalents at end of period	$126,981	$125,088

Supplemental information:
Cash paid during the period for:
Interest	$2,931	$1,743
Income taxes, net of refunds received of $0.0 million and $0.4 million	$14,831	$8,793

Tetra Tech, Inc.

Regulation G Information

January 1, 2017

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs (“Net Revenue”)

(in millions)

			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr
Consolidated (as reported)
Revenue	2,483.8	2,299.3	560.7	627.4	1,188.1	666.9	1,855.0	728.5	2,583.5	668.9
Subcontractor Costs	(623.9)	(580.6)	(139.8)	(148.6)	(288.4)	(168.2)	(456.6)	(197.7)	(654.3)	(179.3)
Revenue, Net of Subcontractor Costs	1,859.9	1,718.7	420.9	478.8	899.7	498.7	1,398.4	530.8	1,929.2	489.6

WEI Segment
Revenue	1,018.5	993.6	240.4	226.0	466.4	264.7	731.1	297.2	1,028.3	287.1
Subcontractor Costs	(207.4)	(230.4)	(61.0)	(59.6)	(120.6)	(73.4)	(194.0)	(80.9)	(274.8)	(86.1)
Revenue, Net of Subcontractor Costs	811.1	763.2	179.4	166.4	345.8	191.3	537.1	216.3	753.5	201.0

RME Segment
Revenue	1,332.6	1,282.0	315.7	403.9	719.7	414.9	1,134.5	435.2	1,569.7	396.0
Subcontractor Costs	(363.3)	(349.9)	(81.4)	(94.6)	(175.9)	(109.9)	(285.9)	(125.3)	(411.2)	(109.3)
Revenue, Net of Subcontractor Costs	969.3	932.1	234.3	309.3	543.8	305.0	848.6	309.9	1,158.5	286.7

Ongoing Operations
Revenue	2,262.7	2,212.7	539.9	616.6	1,156.5	661.7	1,818.2	713.1	2,531.3	660.7
Subcontractor Costs	(482.3)	(517.3)	(126.2)	(140.8)	(267.0)	(165.4)	(432.4)	(187.1)	(619.4)	(172.9)
Revenue, Net of Subcontractor Costs	1,780.4	1,695.4	413.7	475.8	889.5	496.3	1,385.8	526.0	1,911.9	487.8

RCM Segment
Revenue	221.1	86.6	20.8	10.8	31.6	5.2	36.8	15.4	52.2	8.2
Subcontractor Costs	(141.6)	(63.3)	(13.6)	(7.8)	(21.4)	(2.8)	(24.2)	(10.6)	(34.9)	(6.4)
Revenue, Net of Subcontractor Costs	79.5	23.3	7.2	3.0	10.2	2.4	12.6	4.8	17.3	1.8

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA

(in thousands)

			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr

Net Income Attributable to Tetra Tech	108,266	39,075	23,239	3,744	26,983	25,694	52,678	31,105	83,783	26,562
Interest Expense(1)	9,490	7,363	1,660	4,251	5,911	2,590	8,501	2,888	11,389	2,908
Depreciation(2)	26,452	23,110	5,303	5,968	11,271	5,912	17,183	5,573	22,756	5,251
Amortization(2)	27,288	20,205	4,311	5,446	9,757	6,331	16,088	5,990	22,078	5,940
Contingent Consideration - FVA	(58,694)	(3,113)	1,001	1,822	2,823	—	2,823	—	2,823	—
Goodwill and other IA Impairment	—	60,763	—	—	—	—	—	—	—	—
Income Tax Expense	35,668	41,093	8,030	8,661	16,692	10,805	27,497	13,117	40,613	10,358

EBITDA	148,470	188,496	43,544	29,892	73,437	51,332	124,770	58,673	183,442	51,019

Acquisition Expenses	—	—	—	7,925	7,925	—	7,925	—	7,925	—
Integration Expenses	—	—	—	7,986	7,986	1,005	8,991	2,632	11,623	—
RCM Segment	42,193	6,813	5,089	202	5,291	3,840	9,131	1,968	11,098	2,887
Ongoing EBITDA	190,663	195,309	48,633	46,005	94,639	56,177	150,817	63,273	214,088	53,906

(1) Includes amortization of deferred financing fee

(2) Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee